                                                                   EX-99.(d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT

                            WELLS FARGO FUNDS TRUST

                                                     Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                ----------------------
1. Aggressive Allocation Fund                             0.25*
2. Asia Pacific Fund                                 First 500M      1.10
                                                     Next 500M       1.05
                                                     Next 2B         1.00
                                                     Next 2B        0.975
                                                     Over 5B         0.95
3. Asset Allocation Fund                             First 500M      0.65
                                                     Next 500M       0.60
                                                     Next 2B         0.55
                                                     Next 2B        0.525
                                                     Over 5B         0.50
4. Balanced Fund/1/                                  First 500M      0.65
                                                     Next 500M       0.60
                                                     Next 2B         0.55
                                                     Next 2B        0.525
                                                     Over 5B         0.50
5. California Limited-Term Tax-Free Fund             First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
6. California Tax-Free Fund                          First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
7. California Tax-Free Money Market Fund             First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25
8. California Tax-Free Money Market Trust                  0.00
9. Capital Growth Fund                               First 500M      0.70
                                                     Next 500M       0.65
                                                     Next 2B         0.60
                                                     Next 2B        0.575
                                                     Over 5B         0.55
--------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
10. Cash Investment Money Market Fund                       0.10
11. Colorado Tax-Free Fund                           First 500M     0.35
                                                     Next 500M     0.325
                                                     Next 2B        0.30
                                                     Next 2B       0.275
                                                     Over 5B        0.25
12. Common Stock Fund                                First 500M     0.75
                                                     Next 500M      0.70
                                                     Next 2B        0.65
                                                     Next 2B       0.625
                                                     Over 5B        0.60
13. Conservative Allocation Fund                           0.25*
14. Corporate Bond Fund/2/                           First 500M     0.40
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
15. C&B Mid Cap Value Fund                           First 500M     0.75
                                                     Next 500M      0.70
                                                     Next 2B        0.65
                                                     Next 2B       0.625
                                                     Over 5B        0.60
16. C&B Large Cap Value Fund                         First 500M     0.70**
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
17. Discovery Fund                                   First 500M     0.75
                                                     Next 500M      0.70
                                                     Next 2B        0.65
                                                     Next 2B       0.625
                                                     Over 5B        0.60
18. Diversified Bond Fund                                  0.25*
19. Diversified Equity Fund                                0.25*
20. Diversified Small Cap Fund                             0.25*
21. Emerging Growth Fund                             First 500M     0.85**
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
--------
/2/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
22. Emerging Markets Equity Fund                     First 500M     1.10
                                                     Next 500M      1.05
                                                     Next 2B        1.00
                                                     Next 2B       0.975
                                                     Over 5B        0.95
23. Endeavor Large Cap Fund/3/                       First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
24. Endeavor Select Fund                             First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
25. Enterprise Fund                                  First 500M     0.75
                                                     Next 500M      0.70
                                                     Next 2B        0.65
                                                     Next 2B       0.625
                                                     Over 5B        0.60
26. Equity Income Fund                               First 500M     0.70**
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
27. Equity Index Fund/4/                             First 1B       0.10
                                                     Next 4B       0.075
                                                     Over 5B        0.05
28. Equity Value Fund                                First 500M     0.70**
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
29. Government Money Market Fund                            0.10
30. Government Securities Fund                       First 500M     0.40
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
31. Growth Balanced Fund                                   0.25*
32. Growth Equity Fund                                     0.25*
--------
/3/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
33. Growth Fund                                      First 500M     0.75
                                                     Next 500M      0.70
                                                     Next 2B        0.65
                                                     Next 2B       0.625
                                                     Over 5B        0.60
34. Growth and Income Fund/5/                        First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
35. Heritage Money Market Fund                              0.10
36. High Income Fund                                 First 500M     0.50
                                                     Next 500M     0.475
                                                     Next 2B        0.45
                                                     Next 2B       0.425
                                                     Over 5B        0.40
37. High Yield Bond Fund/6/                          First 500M     0.50
                                                     Next 500M     0.475
                                                     Next 2B        0.45
                                                     Next 2B       0.425
                                                     Over 5B        0.40
38. Income Plus Fund                                 First 500M     0.50
                                                     Next 500M     0.475
                                                     Next 2B        0.45
                                                     Next 2B       0.425
                                                     Over 5B        0.40
39. Index Fund                                       First 1B       0.10**
                                                     Next 4B       0.075
                                                     Over 5B        0.05
40. Inflation-Protected Bond Fund                    First 500M     0.40**
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
41. Intermediate Government Income Fund/7/           First 500M     0.40
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
--------
/5/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. Subject to shareholder approval of the fund merger, the name of the Growth and Income Fund will change to the Large Company Core Fund before the end of the third quarter of 2008.

/6/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
42. Intermediate Tax-Free Fund/8/                    First 500M     0.35
                                                     Next 500M     0.325
                                                     Next 2B        0.30
                                                     Next 2B       0.275
                                                     Over 5B        0.25
43. International Core Fund                          First 500M     0.95
                                                     Next 500M      0.90
                                                     Next 2B        0.85
                                                     Next 2B       0.825
                                                     Over 5B        0.80
44. International Equity Fund                        First 500M     0.95
                                                     Next 500M      0.90
                                                     Next 2B        0.85
                                                     Next 2B       0.825
                                                     Over 5B        0.80
45. International Value Fund                         First 500M     0.95**
                                                     Next 500M      0.90
                                                     Next 2B        0.85
                                                     Next 2B       0.825
                                                     Over 5B        0.80
46. Large Cap Appreciation Fund                      First 500M     0.70**
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
47. Large Cap Growth Fund                            First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
48. Large Company Core Fund/9/                       First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
49. Large Company Growth Fund                        First 500M     0.70**
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
50. Large Company Value Fund                         First 500M     0.70
  (formerly, Dividend Income Fund)                   Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
51. Life Stage - Aggressive Portfolio/10/                   0.00
--------
/8/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                                     Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                ----------------------
52. Life Stage - Conservative Portfolio/11/                0.00
53. Life Stage - Moderate Portfolio/12/                    0.00
54. Managed Account CoreBuilder Shares Series G            0.00
55. Managed Account CoreBuilder Shares Series M            0.00
56. Mid Cap Disciplined Fund                         First 500M      0.75
                                                     Next 500M       0.70
                                                     Next 2B         0.65
                                                     Next 2B        0.625
                                                     Over 5B         0.60
57. Mid Cap Growth Fund                              First 500M      0.75
                                                     Next 500M       0.70
                                                     Next 2B         0.65
                                                     Next 2B        0.625
                                                     Over 5B         0.60
58. Minnesota Money Market Fund                      First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25
59. Minnesota Tax-Free Fund                          First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
60. Moderate Balanced Fund                                0.25*
61. Money Market Fund                                First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25
62. Money Market Trust                                     0.00
63. Municipal Bond Fund                              First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
64. Municipal Money Market Fund                      First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25
--------
/10/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                     Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                ----------------------
65. National Limited-Term Tax-Free Fund/13/          First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
66. National Tax-Free Fund/14/                       First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
67. National Tax-Free Money Market Fund                    0.10
68. National Tax-Free Money Market Trust                   0.00
69. Opportunity Fund                                 First 500M      0.75
                                                     Next 500M       0.70
                                                     Next 2B         0.65
                                                     Next 2B        0.625
                                                     Over 5B         0.60
70. Overland Express Sweep Fund                      First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25
71. Overseas Fund/15/                                First 500M      0.95
                                                     Next 500M       0.90
                                                     Next 2B         0.85
                                                     Next 2B        0.825
                                                     Over 5B         0.80
72. Prime Investment Money Market Fund               0.10
73. Short Duration Government Bond Fund              First 500M      0.40
                                                     Next 500M      0.375
                                                     Next 2B         0.35
                                                     Next 2B        0.325
                                                     Over 5B         0.30
74. Short-Term Bond Fund                             First 500M      0.40
                                                     Next 500M      0.375
                                                     Next 2B         0.35
                                                     Next 2B        0.325
                                                     Over 5B         0.30
--------
/13/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
75. Short-Term High Yield Bond Fund                  First 500M     0.50
                                                     Next 500M     0.475
                                                     Next 2B        0.45
                                                     Next 2B       0.425
                                                     Over 5B        0.40
76. Short-Term Municipal Bond Fund                   First 500M     0.35
                                                     Next 500M     0.325
                                                     Next 2B        0.30
                                                     Next 2B       0.275
                                                     Over 5B        0.25
77. Small Cap Disciplined Fund                       First 500M     0.85
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
78. Small Cap Growth Fund                            First 500M     0.85
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
79. Small Cap Opportunities Fund                     First 500M     0.85
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
80. Small Cap Value Fund                             First 500M     0.85
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
81. Small Company Growth Fund                        First 500M     0.85**
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
82. Small Company Value Fund                         First 500M     0.85**
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
83. Small/Mid Cap Value Fund                         First 500M     0.85
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
84. Social Awareness Fund/16/                        First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
85. Specialized Financial Services Fund              First 500M     0.95
                                                     Next 500M      0.90
                                                     Next 2B        0.85
                                                     Next 2B       0.825
                                                     Over 5B        0.80
86. Specialized Technology Fund                      First 500M     1.05
                                                     Next 500M      1.00
                                                     Next 2B        0.95
                                                     Next 2B       0.925
                                                     Over 5B        0.90
87. Stable Income Fund                               First 500M     0.40**
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
88. Strategic Income Fund                            First 500M     0.50
                                                     Next 500M     0.475
                                                     Next 2B        0.45
                                                     Next 2B       0.425
                                                     Over 5B        0.40
89. Strategic Small Cap Value Fund                   First 500M     0.85**
                                                     Next 500M     0.825
                                                     Next 1B        0.80
                                                     Next 1B       0.775
                                                     Over 3B        0.75
90. Target Today Fund                                      0.25*
91. Target 2010 Fund                                       0.25*
92. Target 2015 Fund                                       0.25*
93. Target 2020 Fund                                       0.25*
94. Target 2025 Fund                                       0.25*
95. Target 2030 Fund                                       0.25*
96. Target 2035 Fund                                       0.25*
--------
/16/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

                                                      Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                --------------------
97. Target 2040 Fund                                       0.25*
98. Target 2045 Fund                                       0.25*
99. Target 2050 Fund                                       0.25*
100. Total Return Bond Fund                          First 500M     0.40**
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
101. Treasury Plus Money Market Fund                        0.10
102. Ultra-Short Duration Bond Fund/17/              First 500M     0.40
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
103. Ultra Short-Term Income Fund                    First 500M     0.40
                                                     Next 500M     0.375
                                                     Next 2B        0.35
                                                     Next 2B       0.325
                                                     Over 5B        0.30
104. Ultra Short-Term Municipal Income Fund          First 500M     0.35
                                                     Next 500M     0.325
                                                     Next 2B        0.30
                                                     Next 2B       0.275
                                                     Over 5B        0.25
105. U.S. Value Fund                                 First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
106. Value Fund/18/                                  First 500M     0.70
                                                     Next 500M      0.65
                                                     Next 2B        0.60
                                                     Next 2B       0.575
                                                     Over 5B        0.55
107. WealthBuilder Conservative Allocation Portfolio First 1B       0.20
                                                     Next 4B       0.175
                                                     Over 5B        0.15
108. WealthBuilder Equity Portfolio                  First 1B       0.20
                                                     Next 4B       0.175
                                                     Over 5B        0.15
--------
/17/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/18/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                     Fee as % of Avg.
FUNDS                                                Daily Net Asset Value
-----                                                ----------------------
109. WealthBuilder Growth Allocation Portfolio       First 1B        0.20
                                                     Next 4B        0.175
                                                     Over 5B         0.15
110. WealthBuilder Growth Balanced Portfolio         First 1B        0.20
                                                     Next 4B        0.175
                                                     Over 5B         0.15
111. WealthBuilder Moderate Balanced Portfolio       First 1B        0.20
                                                     Next 4B        0.175
                                                     Over 5B         0.15
112. WealthBuilder Tactical Equity Portfolio         First 1B        0.20
                                                     Next 4B        0.175
                                                     Over 5B         0.15
113. Wisconsin Tax-Free Fund                         First 500M      0.35
                                                     Next 500M      0.325
                                                     Next 2B         0.30
                                                     Next 2B        0.275
                                                     Over 5B         0.25
114. 100% Treasury Money Market Fund                 First 1B        0.30
                                                     Next 4B        0.275
                                                     Over 5B         0.25

Most recent annual approval by the Board of Trustees: March 28, 2008 Schedule A amended: June 1, 2008

* If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

** Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

   The foregoing fee schedule is agreed to as of June 1, 2008 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS TRUST

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President